______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 26, 1997



        CWABS, Inc. Asset-Backed Certificates, Series 1997-1
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 333-11095         13-3961092
----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 225-3240
                                                     ----- --------
_____________________________________________________________________________

Item 5.   Other Events.
----      ------------

     On the December 26, 1997 Distribution Date, The Bank of New York, as trustee (the "Series 1997-1 Trustee") of CWABS, Inc. Asset-Backed Certificate Trust 1997-1 (the "Series 1997-1 Trust"), distributed to holders (the "Series 1997-1 Certificateholders") of the Series 1997-1 Trust's Asset-Backed Certificates, interest and principal totalling $7,562,016.78, pursuant to a Pooling and Servicing Agreement dated as of February 27, 1997 (the "Pooling and Servicing Agreement") by and among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller and master servicer, and the Series 1997-1 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1997-1 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1997-1 Certificateholders.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. CWABS, Inc. Asset Backed Certificates, Series 1997-1, Statement to Certificateholders dated December 26, 1997.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CWABS, Inc.


                           By:   /s/ David Walker
                               ----------------------------
                                 David Walker
                                 Vice President


Dated:  December 26, 1997



                                Exhibit Index
                                -------------

Exhibit                                                                Page
-------                                                                ----

1.   CWABS, Inc. Asset Backed Certificates, Series 1997-1, Statement  to
     Certificateholders dated December 26, 1997.                          3


                                    EXHIBIT 1


                                                     Payment Date:  12/26/97

The Bank of New York
101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

                        COUNTRYWIDE ASSET BACKED SECURITIES, INC.
                        ASSET-BACKED CERTIFICATES, SERIES 1997-1


                                       Current Payment Information
Class Information
                       Beginning       Pass Thru     Principal         Interest         Total        Interest     Ending Certificate
Class Code    Name     Cert. Bal.         Rate       Dist. Amt.       Dist. Amt.        Dist.       Shortfalls         Balance
   2343       A-1    152,574,088.31    5.918750%    4,177,338.81      777,624.57    4,954,963.38        0.00        148,396,749.50
   2344       A-2     27,169,334.90    5.798750%    2,097,631.64      135,666.49    2,233,298.13        0.00         25,071,703.26
   2345       A-3     35,000,000.00    6.675000%            0.00      194,687.50      194,687.50        0.00         35,000,000.00
   2346       A-4     14,677,000.00    6.950000%            0.00       85,004.29       85,004.29        0.00         14,677,000.00
   2348       A-5     15,623,000.00    7.225000%            0.00       94,063.48       94,063.48        0.00         15,623,000.00
   Totals            245,043,423.21                 6,274,970.45    1,287,046.33    7,562,016.78        0.00        238,768,452.75



Class Information    Original Certificate Information                      Factors per $1,000
                        Original        Pass Thru    Cusip        Principal         Interest        Ending
Type        Name       Cert. Bal.         Rate      Numbers         Dist.             Dist.       Cert. Bal.
 Floater     A-1     183,000,000.00    5.918750%    126671AD8      22.82698806     4.24931458     #########
 Floater     A-2      40,700,000.00    5.798750%    126671AE6      51.53886087     3.33332897     #########
  Fixed      A-3      35,000,000.00    6.675000%    126671AF3       0.00000000     5.56250000     #########
  Fixed      A-4      14,677,000.00    6.950000%    126671AG1       0.00000000     5.79166667     #########
  Fixed      A-5      15,623,000.00    7.225000%    126671AH9       0.00000000     6.02083333     54.058824
 Totals              289,000,000.00                                21.71270052     4.45344750     826.18842


                    COLLATERAL INFORMATION

                          Group 1
Beginning Principal Balance                156,711,281.34
Scheduled Principal Payment                     84,352.40
Prepayment Amount                            3,805,805.56
Ending Principal Balance                   152,608,459.19

Subordinated Deficit Amount	                     0.00
Subordinated Increase Amount	               138,581.83
Required Subordinated Amount	             4,211,709.69
Subordinated Amount                          4,211,709.69
Carry-Forward Amount                               382.21
Insured Payment 	                             0.00

                          Group 2
Beginning Principal Balance                 94,981,706.00
Scheduled Principal Payment                    151,056.61
Prepayment Amount                            1,398,169.33
Ending Principal Balance                    93,432,480.06

Subordinated Deficit Amount	                     0.00
Subordinated Increase Amount	               256,070.80
Required Subordinated Amount	             5,512,058.33
Subordinated Amount                          3,060,776.80
Carry-Forward Amount                                 0.00
Insured Payment 	                             0.00

                       FEES & ADVANCES
Monthly master servicer fees paid
                 Group 1                        62,477.41
                 Group 2                         1,491.98

Advances included in this distribution
                 Group 1                       115,721.12
                 Group 2                        28,729.87

        CLASS A-1 BASIS RISK CARRY FORWARD AMONT

Amount paid                                          0.00
Amount remaining                                     0.00


                                      LIQUIDATION AND LOSSES INFORMATION

                                                                  Group 1         Group 2
Liquidated Loan #                                                 4876470               0
 Stated Principal Balance                                       51,749.65            0.00
 Realized Losses                                                15,007.93            0.00
Liquidated Loan #                                                 5769939               0
 Stated Principal Balance                                      105,925.02            0.00
 Realized Losses                                                     0.00            0.00
Aggregate Stated Principal Balance of all Liquidated Loans           0.00       52,380.31

Total realized losses (this period)                             64,065.17
Cumulative losses (from Cut-Off)                               141,734.08


                     GROUP 1 DELINQUENCY INFORMATION

      Period              Loan Count       Ending Stated Balance
      1 month                     90                8,306,307.30
      2 months                    33                2,988,181.26
     3+ months                    18                1,750,168.51
      Totals                     141               13,044,657.07

                     GROUP 2 DELINQUENCY INFORMATION

      Period              Loan Count       Ending Stated Balance
      1 month                     32                1,726,492.27
      2 months                     7                  300,111.85
     3+ months                    12                  773,645.75
      Totals                      51                2,800,249.87

                              TOTAL REO INFORMATION

                                                    Group 1          Group 2
Total Number of REO Properties                            3                1
Total Principal Balance of REO Properties        152,750.00        24,000.00

                                NEW REO INFORMATION

(Mortgage Loans that became REO Properties during the preceding calendar month)

             Loan Number         Loan Group         Stated Principal Balance
               5077387            Group 1                          45,000.00
                     0            Group 2                               0.00